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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OF THE

                        SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 30, 1998


                           DISCOVER CARD TRUST 1991 D
                     -------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



            DELAWARE                0-19734                NOT APPLICABLE
          -------------           ------------           -------------------
            (STATE OF             (COMMISSION               (IRS EMPLOYER
          ORGANIZATION)           FILE NUMBER)           IDENTIFICATION NO.)


C/O DISCOVER RECEIVABLES FINANCING GROUP, INC.
12 READ'S WAY
NEW CASTLE, DELAWARE                                           19720
----------------------------------------------                 -----
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (302) 323-7826
                                                    --------------

FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT: NOT APPLICABLE




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                         INDEX TO EXHIBITS IS ON PAGE 4










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Item 5.       Other Events
              ------------

     On November 30, 1998, Greenwood Trust Company ("Greenwood"), as Servicer, Discover Receivables Financing Group, Inc. ("DRFG"), as Seller and Wilmington Trust Company ("Trustee"), as Trustee for the Discover Card Trust 1991 D (the "Trust"), entered into the Third Amendment (the "Amendment"), dated as of November 30, 1998, to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of October 1, 1991, as amended, by and among Greenwood, DRFG and the Trustee. A copy of the Amendment is filed herewith as
Exhibit 4.1.



Item 7.       Exhibits
              --------

Exhibit 4.1 Third Amendment to the Pooling and Servicing Agreement between Greenwood Trust Company as Servicer, Discover Receivables Financing Group, Inc. as Seller and Wilmington Trust Company as Trustee.

Item 8.       Change in Fiscal Year.
              ----------------------

             On November 30, 1998, DRFG determined to change the fiscal year for the Trust to a fiscal year beginning on December 1 of each year and ending on November 30 of each year. Unless DRFG's obligation to file reports on behalf of the Trust has been suspended by the filing of a certification on Form 15 on or before February 28, 1999, DRFG will file a report on Form 10-K on behalf of the Trust for the transition period from January 1, 1998 to November 30, 1998.






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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      Discover Card Trust 1991 D
                                            (Registrant)



                                 By:  Discover Receivables Financing Group, Inc.
                                            (Originator of the Trust)




Date: November 30, 1998               By:   /s/ Richard W. York
                                            -------------------------
                                            Richard W. York
                                            Vice President






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                                 EXHIBIT INDEX




                                                                   Page Number
                                                                   in sequential
Exhibit No.                                                        number system
-----------                                                        -------------

Exhibit 4.1  Third Amendment to the Pooling and Servicing                5
             Agreement between Greenwood Trust Company as
             Servicer, Discover Receivables Financing Group,
             Inc. as Seller and Wilmington Trust Company as
             Trustee.





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